SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.   20549

                  --------------------------------------------------

                                       FORM 8-K

                                    CURRENT REPORT

         Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) September 24, 1996
                                                           ------------------

                                GLENBOROUGH PARTNERS,
                           A CALIFORNIA LIMITED PARTNERSHIP
                ------------------------------------------------------
                (Exact name of registrant as specified in its charter)



           California                   33-3657               94-3199021
           ----------                -------------          ---------------
        (State or other               (Commission            (IRS Employer
        jurisdiction of               File Number)          Identification
         incorporation)                                         Number)


          400 South El Camino Real, Ste. 1100, San Mateo, California 94402
          -----------------------------------------------------------------
                       (Address of principal executive offices)

          Registrant's Telephone number, including area code: (415) 343-9300
                                                               -------------
                                    Not Applicable
               --------------------------------------------------------
            (Former name or former address, if changes since last report)







                      This form 8-K contains a total of 6 pages.






                                No Exhibits Required.

          Item 2.   Disposition of Real Estate

          On September 24, 1996, Glenborough Partners, A California Limited Partnership (the "Partnership") sold GPA Bond, L.P., a subsidiary partnership whose sole limited partner was the Partnership, to Glenborough Properties, L.P. ("Properties") in exchange for 26,067 limited partnership units in Properties. Properties is the operating partnership of Glenborough Realty Trust Incorporated, a real estate investment trust managed by affiliates of the Partnership.

          Since the Partnership does not possess significant influence over Properties and owns units which equate to only a 14% interest in Properties, the Partnership accounts for this investment using the cost method.

          Item 7.   Financial Statements and Exhibits

          (b)       The   following  is  the   Pro  Forma  balance  sheet
                    (unaudited)  of  Glenborough  Partners,   a  California
                    Limited Partnership, at June 30, 1996 (in thousands):

                                            June 30,    Adjustment
                                              1996        for the     Pro Forma
                                               as       disposition   June 30,
                                            reported    of GPA Bond     1996
                                           ----------  ------------   ---------
     Assets
     -------
     Real estate investments, at cost:
       Land                                $     483    $    (483)   $     ---
       Building and improvements               2,781       (2,781)         ---
                                           ---------    ---------    ---------
                                               3,264       (3,264)         ---
       Less: accumulated depreciation           (114)         114          ---
                                           ---------    ---------    ---------
     Net real estate investments               3,150       (3,150)         ---

     Real estate held for sale, net            4,315          ---        4,315

     Other assets:
       Cash and cash equivalents               1,060          (17)       1,043
       Receivables                                26           (3)          23
       Deferred financing and other fees          55          (52)           3
       Prepaid expenses and other assets          31           (1)          30
       Investment in unconsolidated joint
         ventures                              1,048          ---        1,048
       Investment in affiliated partnerships     299          ---          299
                                           ---------    ---------    ---------
           Total assets                    $   9,984    $  (3,223)   $   6,761
                                           =========    =========    =========
     Liabilities and Partners' Equity
     --------------------------------
     Labilities:
       Notes payable                           5,022       (2,822)       2,200
       Accounts payable and accrued
         expenses                                197          (60)         137
       Deposits and other liabilities            135          (29)         106
                                           ---------    ---------    ---------
           Total liabilities                   5,354       (2,911)       2,443

     Partners' equity:
       General Partner                           422           (7)         415
       Limited Partners                        4,208         (305)       3,903
                                           ---------    ---------    ---------
     Total partners' equity                    4,630         (312)       4,318
                                           ---------    ---------    ---------
     Total liabilities and partners'
       equity                              $   9,984    $  (3,223)   $   6,761
                                           =========    =========    =========

     The   following  are  the  Pro   Forma  income  statements  (unaudited) of
     Glenborough Partners, a California Limited Partnership, for the six months ended June 30, 1996 and the year ended December 31, 1995 (in thousands):

                                             For the                  Pro Forma
                                           six months                  for the
                                              ended     Adjustment   six months
                                            June 30,      for the       ended
                                              1996,     disposition   June 30,
                                           as reported  of GPA Bond     1996
                                           ----------  ------------   ---------
     Revenues:
       Rental income                        $    385      $  (256)    $    129
       Income from investment in
         affiliated partnerships                 162            8          170
       Interest and other income                 242           (1)         241
                                            --------     --------     --------
         Total revenues                          789         (249)         540
                                            --------     --------     --------

     Expenses:
       Operating, including $16 paid
         to affiliates in the pro forma for
         the six months ended June 30, 1996      301         (114)         187
       General and administrative,
         including $108 paid to affiliates
         in the pro forma for the six months
         ended June 30, 1996                     154           (3)         151
       Depreciation and amortization              55          (47)           8
       Interest expense                          235         (129)         106
                                            --------     --------     --------
         Total expenses                          745         (293)         452
                                            --------     --------     --------

     Income before other income                   44           44           88

     Other income:
       Equity income on investment in
         unconsolidated joint ventures            34          ---           34
                                           ---------    ---------    ---------

     Net income                            $      78    $      44    $     122
                                           =========    =========    =========


     Net income per limited partnership
       unit                                $    0.03    $    0.01    $    0.04
                                           =========    =========    =========

                                    - continued -


                                     For          (A)                 Pro Forma
                                   the year   Adjustment   Adjustment  for the
                                    ended       for the     for the      year
                                   Dec 31,    disposition disposition   ended
                                     1995       of GPA       of GPA    Dec 31,
                                 as reported  Industrial      Bond       1995
                                   --------    ---------    --------   --------
     Revenues:
       Rental income                $ 2,967     $(2,101)    $  (614)  $   252
       Income from investment in
         affiliated partnerships        ---         324          16       340
       Interest and other income        337          (6)        (17)      314
                                    -------     -------     -------   -------
         Total revenues               3,304      (1,783)       (615)      906

     Expenses:
       Operating, including $37
         paid to affiliates in the
         pro forma for the year
         ended December 31, 1995        625         (66)       (252)      307
       General and administrative,
         including $291 paid to
         affiliates in the pro
         forma for the year
         ended December 31, 1995        521          (4)         (4)      513
       Depreciation and
         amortization                   969        (305)        (87)      577
       Interest expense               1,825      (1,326)       (278)      221
                                    -------     -------     -------   -------
         Total expenses               3,940      (1,701)       (621)    1,618
                                    -------     -------     -------   -------

     Income/(loss) before other
       income/(expenses)               (636)        (82)          6      (712)

     Other income/(expenses):
       Equity loss on investment
         in unconsolidated joint
         ventures                       (45)        ---         ---       (45)
                                    -------     -------     -------   -------
     Net income (loss)              $  (681)     $  (82)    $     6   $  (757)
                                    =======     =======     =======   =======


     Net loss per limited
       partnership unit             $ (0.22)    $ (0.03)   $    ---   $ (0.25)
                                     =======     =======    =======    =======

     Note (A): On December 31, 1995, GPA Industrial, L.P. was contributed to an affiliated partnership in exchange for units in the acquiring partnership.

                                      SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        GLENBOROUGH PARTNERS,
                                        A CALIFORNIA LIMITED PARTNERSHIP


                                        By: Glenborough Corporation,
                                            a California corporation
                                            Its Managing General Partner





          Date: October 9, 1996         By:  /s/ Terri Garnick
                                            TERRI GARNICK
                                            Senior Vice President,
                                            Chief Financial Officer